[LOGO]BankLeumi                                                    Exhibit 10.34
      Trust Company of New York
      Member FDIC

                               SECURITY AGREEMENT

     ** Wherever used herein, the name Bank Leumi Trust Company of New York is replaced with the name Bank Leumi USA.

      In consideration of financial accommodations heretofore extended or to be extended or continued to the undersigned the BANK LEUMI TRUST COMPANY OF NEW YORK (the "Bank"), the undersigned hereby agrees as follows:

      1. As security for the full and prompt payment of any and all Liabilities (as hereinafter defined), the undersigned hereby assigns and transfers to the Bank and grants the Bank a security interest in all Security (as hereinafter defined). Said grant is made for the benefit of the Bank and or any others having a participation or other interest in any of the Liabilities, in such proportions as the Bank shall in its sole discretion determine.

      2. The term "Liabilities" as used herein shall include all liabilities and obligations of any kind of the undersigned (or any partnership or other group of which the undersigned is a member) of to (i) the Bank, (ii) any group of which the Bank is a member or (iii) any other person if the Bank has a participation or other interest in such liabilities or obligations, whether (a) for the Bank's own account or as agent for others, (b) acquired directly or indirectly by the Bank from the undersigned or others, (c) absolute or contingent, joint or several, secured or unsecured, liquidated or unliquidated, due or not due, contractual or tortious, now existing or hereinafter arising, or (d) incurred by the undersigned as principal, surety, endorser, guarantor or otherwise, and including without limitation all expenses, including attorneys' fees, incurred by the Bank in connection with any such liabilities or obligations or any Security therefor.

      3. The term "Security" as used herein shall include all of the property described in Schedule A hereto.

      4. The right is granted to the Bank, in its discretion, to file one or more financing statements (with or, to the extent permitted by law, without the signature of the undersigned) under the Uniform Commercial Code naming the undersigned as debtor and the Bank as secured party and indicating therein the types or describing the items of Security herein specified. The undersigned will execute, file and record any notices, affidavits or other documents and take all such other actions as the Bank may deem appropriate to protect or perfect its security interest in the Security or to otherwise accomplish the purposes of this agreement. The undersigned hereby agrees to pay on demand, and/or authorizes the Bank to charge its account with the cost of, any and all filing, recording and other fees and expenses which the Bank deems appropriae in order to protect or perfect its security or to otherwise accomplish the purpose of this agreement, including without limitation the cost of all searches of public records as the Bank in its sole discretion shall require. The undersigned will promptly notify the Bank of the imposition at any time of any lien or encumbrance upon any of the Security. Notwithstanding the foregoing, the undersigned represents, warrants and covenants that all of the Security now existing or hereafter arising or acquired is and will be owned by the undersigned free and clear of all security interests, liens and encumbrances of any kind, except for the security interest herein granted to the Bank. The undersigned shall promptly pay when due all taxes and transportation, storage and warehousing charges affecting or arising out of the Security. The undersigned will defend the Security against all claims and demands of all persons at any time claiming the same or any interest therein adverse to the Bank.

      Notwithstanding the foregoing, the Bank shall base no obligation to comply with any recording, re-recording, filing, re-filing, or other legal requirements necessary to establish or maintain the validity, priority or enforceability of, or the Bank's right in or to, the Security or any part thereof.

      5. The right is granted to the Bank, in its discretion, at any time, (a) to transfer to or register in the name of itself or any of its nominees any of the Security, and whether or not so transferred or registered, to receive the income and dividends thereon, including stock dividends and rights to subscribe, and to hold the same as a part of the Security and/or apply the same as hereinafter provided; (b) to exchange any of the Security for other property upon any reorganization, recapitalization, or other readjustment and in connection therewith to deposit any of the Security with any committee or depositary upon such terms as the Bank may determine, (c) in any bankruptcy or similar proceeding to file a proof of claim for the full amount of the Security and to vote such claim for or against any arrangement or with respect to any other matter; (d) in its own name or in the name of the undersigned or any other appropriate person, to demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement it may deem desirable with respect to, any of the Security, (e) to extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Security;
(f) to contest, pay and/or discharge all liens, encumbrances, taxes or assessments on, or claims, actions or demands against, any of the Security and to take all actions and proceedings in its own name or in the name of the undersigned or any other appropriate person in order to remove or contest such liens, encumbrances, taxes, assessments, claims, actions or demands; or to refrain from doing any of the foregoing, all without affecting the Liabilities and the Security and without notice or liability to or the consent of the undersigned except to account for property actually received by the Bank. The undersigned hereby irrevocably appoints the Bank its attorney-in-fact, with authority to receive, open and dispose of all mail addressed to the undersigned and its notify the Post Office authorities to change the address for delivery of mail addressed to the undersigned to such address as the Bank may designate; to endorse the name of the undersigned on any instruments that may come into the Bank's possession; to sign the name of the undersigned on any notices its account debtors of the undersigned and requests for verification of accounts; to sign the name of the undersigned on any assignment or other instruments of conveyance or transfer of any of the Security; and to take all such other actions as the Bank may deem appropriate to carry our and enforce this agreement and to exercise the Bank's rights hereunder. The Bank shall not be obligated to exercise any authority or right granted to it hereunder and shall not be liable for any action taken or omitted or the manner of taking any action, except for its willful misconduct, and in no event for consequential damages.

      6. The undersigned will pay to the Bank all costs and expenses incurred and sums paid by the Bank (including without limitation attorneys' fees, insurance premiums and sales commissions) in connection with the custody, care, collection, repair, storage or preparation for or any actual or attempted disposition of any of the Security, the collection of any proceeds of insurance with respect to the Security or otherwise in connection with this agreement.

      7. At any time and from time to time, upon demand by the Bank, the undersigned will (a) deliver to the Bank, endorsed and/or accompanied by instruments of assignment and transfer, in such form and containing such terms as the Bank may request, any and all instruments, documents and/or chattel paper constituting part of the Security, as the Bank may specify in its demand, (b) mark all Security and all books and records relating thereto in such manner as the Bank may require, and (c) permit representatives of the Bank at any time to inspect the Security and to inspect and make abstracts from any of the undersigned's books and records and to answer promptly all of the Bank's written or oral inquiries with respect thereto, If the undersigned, as registered holder of any of the Security, shall receive any stock certificate, option or right, whether as an addition to, or in substitution or exchange for, any Security, or otherwise, the undersigned agrees to accept the same as the Bank's agent and to hold the same in trust for the Bank, and to forthwith deliver the same to the Bank in the exact form received, with the undersigned's endorsement thereof if requested by the Bank, to be held by the Bank as part of the Security. The undersigned assigns to the Bank all of the undersigned's rights (but none of its obligations) in, to and under all collateral, guarantees, subordinations and other rights and benefits now or hereafter received by the undersigned with respect to the Security and agrees to deliver to the Bank, upon demand, all agreements, instruments and/or documents evidencing same, endorsed and/or accompanied by instruments of assignment and transfer, in such form and containing such terms as the Bank may request.

      8. Upon demand from the Bank at any time that any of the Liabilities are outstanding, the undersigned will assign and transfer to the Bank and grant to the Bank a security interest in additional Security of a value and character satisfactory to the Bank or make such payment on account of the Liabilities as the Bank may require.

      9. Upon the occurrence of an Event of Default (as hereinafter defined),
(a) any or all of the Liabilities shall, at the option of the Bank and notwithstanding any time or credit allowed by any instrument evidencing a Liability, be immediately due and payable without notice, demand or presentment;
(b) the Bank may, in its discretion, take possession of the Security and, for that purpose, may enter, with the assistance of any persons, any premises where the Security or any part thereof may be located, and retain possession of the Security at such premises or remove the same therefrom; (c) the undersigned shall, at the request of the Bank, assemble the Security at such places as the Bank may designate and cooperate in all other respects with the Bank in the exercise of its rights hereunder; (d) the Bank may vote any shares of stock or other securities and exercise all or any powers with respect thereto with the same force and effect as an absolute owner thereof; (e) the Bank may sell any of the Security or cause the same to be sold in the Borough of Manhattan, New York City, or elsewhere, in one or more sales or parcels, at such price and on such terms as the Bank may deem advisable, for cash or on credit, for immediate or future delivery, without assumption of any credit risk, at any public or private sales or other dispositions, without demand of performance (which demand is hereby expressly waived), on at least 5 days notice to the undersigned (if any notice is required by law) of any public sale or the time after which a private sale or other disposition may be made (which notice the undersigned acknowledges is reasonable), and in connection therewith may grant options and may impose reasonable conditions thereon, and the purchasers of

Form No. 421 (R 2/83)
any of the Security so sold shall thereafter hold the same absolutely, free from any claim or right of any kind, including any equity of redemption of the undersigned (any such equity being hereby expressly waived and released), and the Bank or any of its nominees or agents may buy at any public sale and if the Security is of a type sold in a recognized market, or is of a type which is the subject of widely distributed standard price quotations, buy at private sale; and (f) in addition to and notwithstanding any other rights granted by law or herein (or any limitations contained herein on any such rights), the Bank shall have the rights and remedies with respect to the Security of a secured party under the Uniform Commercial Code of the State of New York. The undersigned agrees that any action taken by the Bank in accordance with this paragraph shall be deemed to be commercially reasonable.

      10. As used in this agreement, the term" Event of Default" shall mean: (a) nonpayment when due of any of the Liabilities or failure on the part of an Obligor (as hereinafter defined) to observe or perform any agreement or obligation to be observed or performed hereunder or under any other agreement or instrument relating to the Liabilities or to any other liability or obligation of an Obligor to the Bank; (b) making by an Obligor of any misrepresentation to the Bank or failure on the part of an Obligor to disclose to the Bank any material fact in connection with obtaining credit or an extension of credit, either contemporaneously herewith or at any time prior or subsequent to the execution hereof; (c) failure of an Obligor to furnish financial information forthwith on demand by the Bank or to permit the inspection of any books or records; (d) failure of an Obligor to pay, withhold, collect or remit when assessed or due any tax, assessment or other sum payable with respect to any of the Security (including without limitation any premium on any insurance policy assigned to the Bank as part of the Security), or the making of any tax assessment against any Obligor by the United States or any state or local government; (e) commencement of any proceeding, procedure, or remedy supplementary to or in enforcement of any judgement (including without limitation a proceeding under Article 52 of the New York Civil Practice law and Rules), issuance of any writ or order of attachment or garnishment, or the existence of any other lien against or with respect to any property of an Obligor; (f) death of an Obligor, if an individual, or any member of an Obligor, if a partnership or Joints Venture; (g) dissolution, liquidation or other termination of existence, or adoption of any resolution for the dissolution, liquidation or other termination of existence, of any Obligor (h) suspension of the usual business of an Obligor or the condemnation or seizure of a substantial part of an Obligor's property by any governmental authority or court at the instance thereof; (i) failure of an Obligor to generally pay its debts as they become due or insolvency or business failure of an Obligor, filing of an application for or appointment of a trustee, custodian or receiver for an Obligor or of any part of an Obligor's property, assignment for the benefit of creditors by an Obligor, filing of a petition in bankruptcy by or against an Obligor, or commencement by or against an Obligor of any proceeding under any bankruptcy or insolvency law or any other law relating to the relief of debtors, readjustment of indebtedness, reorganization, receivership, composition or extension; (j) making or sending notice of any intended bulk transfer by an Obligor; (k) failure on the part of the undersigned or any of the Security to comply with Regulation U of the Federal Reserve Board or any comparable provision of law hereinafter enacted; (l) such a change in the condition or affairs (financial or otherwise) of an Obligor as in the opinion of the Bank impairs the Security or increases the Bank's risk with respect to the Liabilities; or (m) default (which shall be continuing) with respect to any indebtedness of an Obligor to any other individual or entity if such default would enable said individual or entity to accelerate the maturity of such indebtedness.

      For the purposes of this agreement, the term "Obligor" shall include the undersigned and any maker, drawer, acceptor, endorser, guarantor, hypothecator, surety, accommodation party, or other party liable for any of the Liabilities in addition to the undersigned.

      11. Notwithstanding the continued possession of the Security by the Bank, whether on its own behalf or on behalf of others, the undersigned shall remain liable for the payment in full of the Liabilities. The undersigned assumes all liability and responsibility for the Security, and the obligation of the undersigned to pay the liabilities shall in no way be affected or diminished by reason of the fact that any of the Security may be lost, destroyed, stolen, damaged or for any other reason whatsoever unavailable to the undersigned or that the value of the Security shall be diminished. In the event of any partial or complete loss or destruction of any of the Security by any means, the undersigned shall, at its own expense, cause such repairs to be made as the Bank may deem appropriate for its protection or, at the option of the Bank, replace the Security with new Security having a value equal to the value of the lost or destroyed Security prior to such loss or destruction. The undersigned agrees, at its own expense, to keep all insurable Security insured against loss or damage by fire, theft or any other risk to which the Security may be subject (including without limitation such hazards as the Bank may specify), for the full insurable value thereof, under policies and with insurers acceptable to the Bank, which policies shall provide for all losses to be payable to the Bank and for at least 30 days prior notice to the Bank of any intended cancellation or modification of the policy. The undersigned will deliver to the Bank on request policies or certificates of such insurance with evidence of payment of the premium thereon. If the undersigned fails to maintain said insurance, then, in addition to any other right or remedy that the Bank may have and without waiving the consequences of such default, the Bank may but need not obtain and maintain said insurance, at the expense of the undersigned, which expense shall be deemed one of the Liabilities and shall be payable to the Bank on demand. The Bank is irrevocably authorized to file claims and shall have the sole right to adjust, settle and collect claims under said insurance by such means, at such times, on such terms and in the name of the Bank or the undersigned, as the Bank may see fit, and in the name and on behalf of the undersigned to execute releases and endorse checks or drafts payable in respect of any such insurance claims. All sums received by the Bank from any such insurance may be held as part of the Security and/or applied as hereinafter provided.

      12. The Bank, at any time, at its option, may apply all of any net cash receipts from the Security (whether received on a sale of the Security in accordance with paragraph 9 hereof, on collection in accordance with paragraph 5 hereof, as proceeds of insurance in accordance with paragraph 11 hereof, or otherwise) to the payment, in whole or in part, of principal of and/or interest on any or all of the Liabilities, whether or not then due, allocating the same as it shall elect, making rebate of interest or discount to the extent required by law and so as not to make the rate of interest ?pledged unlawful with respect to the undersigned. If any Liabilities shall be contingent, the Bank may retain a sufficient amount of the net cash receipts from the Security to cover the largest aggregate sum which may become due or owing thereunder with prospective interest, costs, expenses and attorneys' fees and shall not be charged with any interest with respect thereto.

      13. Until the occurrence of an Event of Default or notice from the Bank terminating or limiting the right of the undersigned to do so, or, in the case of the collection, compromise, or adjustment of accounts receivable, until the Bank takes any action pursuant to paragraph (5)(e) hereof, the undersigned may sell or lease in the ordinary course of its regular business inventory constituting a part of the Security and may collect, compromise and adjust accounts receivable constituting a part of the Security, all on such terms as the undersigned may in good faith deem advisable in the ordinary course of its regular business, and may retain all sums so collected. Except as permitted by this paragraph 13, the undersigned may not sell, lease, assign or otherwise dispose of any of the Security without the prior written consent of the Bank. In addition, the undersigned may not sell, assign or otherwise dispose of any shares of stock or other securities now owned or hereafter acquired by the undersigned which are issued by the same issuer and are of the same class as any shares of stock or other securities constituting a part of the Security. The undersigned shall keep all of the Non-Possessory Security (as described in Schedule A hereto) at the undersigned's premises listed in Schedule A hereto and shall not remove any of the Non-Possessory Security therefrom without the Bank's prior written consent.

      14. In any litigation or legal proceeding arising out of, or relating to, this agreement or any of the Liabilities or Security, in which the Bank and the undersigned shall be adverse parties, the undersigned waives the right to interpose any defense, set-off or counterclaim of any kind not directly arising herefrom or therefrom, as the case may be, and also waives the right to a trial by jury. In the event that the Bank brings any action or suit in any court of record of New York State or the Federal Government to enforce any or all of the Liabilities or any of the Bank's rights hereunder, service of process may be made upon the undersigned by mailing a copy of the summons to the undersigned at its chief executive office set forth in Schedule A hereto, and the undersigned hereby irrevocably submits to the jurisdiction of any New York State or Federal Court located in New York City over any action, suit or proceeding arising out of any dispute between the undersigned and the Bank.

      15. If in its sole discretion the Bank deems it desirable, it may remove any Security held by it from the place where it may now or hereafter be located to any other place and deal with it there as herein provided.

      16. Upon the occurrence of an Event of Default, and at any time thereafter, the Bank shall have and may exercise, without further notice, a right of set-off and/or banker's lien against and in respect of any of the Security then or thereafter held by the Bank. Any right of set-off exercised by the Bank shall be deemed to have been exercised immediately on the occurrence of an Event of Default, even though such set-off is made or entered on the books of the Bank subsequent thereto.

      17. If the time for payment of principal of or interest on any of the Liabilities or any other money payable hereunder or with respect to any of the Liabilities is extended because said sum becomes due on a Saturday, Sunday or public holiday, interest shall be payable for such extended time.

      18. The Bank shall not be deemed to have modified or waived any of its rights hereunder or any terms or conditions hereof unless such modification or waiver is in writing and signed by a duly authorized officer of the Bank. No such modification or waiver, unless so expressly stated herein, shall be effective as to any transaction which occurs subsequent to the date of such modification or waiver nor shall it constitute a continuing modification or waiver. No delay on the part of the Bank in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder preclude any other or further exercise thereof or the exercise of any other power or right. All rights and remedies of the Bank with respect to the Liabilities or Security, whether evidenced hereby or by any other instrument or paper, shall be cumulative and may be exercised singularly or concurrently.

      19. The Bank may assign and/or transfer to any assignee or transferee of any of the Liabilities any or all of the Security and the Bank's rights hereunder with respect thereto, and thereafter the Bank shall be fully discharged from all responsibility with respect to the Security so assigned and/or transferred, Such assignee or transferee shall be vested with all the powers and rights of the Bank hereunder with respect to such Security, but the Bank shall retain all rights and powers hereby given with respect to any of the Security not so assigned or transferred. The undersigned will not assert against any assignee or transferee of any of the Liabilities any claims or defenses it may have against the Bank.

      20. The undersigned hereby waives presentment, notice of dishonor and protest with respect to all instruments included in or evidencing the Liabilities or the Security and, except as specified herein, any and all other notices and demands whatsoever, whether or not relating to such instruments.

      21. The undersigned will indemnify and save the Bank harmless from and against all loss or damage to it and any claims and actions, whether groundless or otherwise, arising in connection with this agreement, the Liabilities or the Security, and all costs and expenses (including attorneys' fees) incurred by the Bank in respect thereof.

      22. If any term, condition or provision of this agreement or any other agreement or document executed in connection herewith or in connection with any of the Liabilities or Security is determined to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other term, condition or provision.

      23. Any demand upon or notice to the undersigned that the Bank may elect to give shall be effective if deposited in the mails addressed to or otherwise delivered to the undersigned at its chief executive office or if the undersigned has notified the Bank in writing by registered mail of a change of address, at the last address of which the Bank has received notice. Demands or notices addressed or otherwise delivered to the address as which the Bank customarily communicates with the undersigned shall also be effective.

      24. If any of the Security is or is to be attached to or installed or located on real estate, the undersigned will upon demand furnish the Bank with a disclaimer signed by all persons having an interest in said real estate of any interest prior to the Bank's interest in the Security.

      25. From and after maturity (whether by acceleration or otherwise) of any of the Liabilities, any unpaid balance remaining shall bear interest at the higher of 12% per annum or 3% in excess of the rate specified in the instrument evidencing the Liabilities. Anything in this agreement or any other agreement, instrument or document to the contrary notwithstanding, in no event shall interest on any Liability exceed the maximum rate permitted under any applicable law or regulation, and if any provision of this agreement or any other agreement, instrument or document is in contravention of any such law or regulation, such provisions shall be deemed amended so provide for interest at said maximum rate.

      26. The undersigned, if more than one, shall be jointly and severally liable hereunder and all provisions hereof regarding the Liabilities or Security shall apply to any Liability or any Security of any or all of them. This agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the undersigned and shall inure to the benefit of the Bank and its successors and assigns. For purposes of this agreement, the term "Bank" shall include the Bank any and all subsidiaries of the Bank. If all Liabilities shall at any time be paid in full, this agreement shall nonetheless remain in full force and effect with respect to any Liabilities thereafter incurred. If the undersigned is a corporation, this agreement shall be binding upon any other corporation into or with which the undersigned shall be merged, consolidated, reorganized or absorbed, or which shall acquire the undersigned's business or substantially all of its assets. If the undersigned is a partnership, the members thereof shall also be individually bound and liable hereunder and this agreement shall continue in force notwithstanding any change in or termination of such partnership, whether such change occurs through death, retirement or otherwise. Except as otherwise provided herein, all terms used herein which are defined in the Uniform Commercial Code of the State of New York shall have the meanings therein stated. If this agreement shall differ in terms with any other agreement or obligation or the terms of any of the Liabilities, that which gives the Bank the greater right shall prevail.

      27. If any of the Security is applied on account of any of the Liabilities, the undersigned shall not have any right of subrogation to the Bank's right in any other Security held by the Bank with respect to the Liabilities or any right of contribution from the Bank by reason thereof.

      28. The Bank is authorized to correct patent errors herein. This agreement shall take effect immediately upon execution by the undersigned, and the execution hereof by the Bank shall not be required as a condition to the effectiveness of this agreement.

      29. Notwithstanding anything to the contrary contained herein, the term "Security" as used herein shall be deemed to include any and all book-entry U.S. Treasury bills and other book-entry securities purchased on behalf of the undersigned and maintained in an account at the Bank, which may have a related account at a bank which is a member of the Federal Reserve System. The undersigned authorizes the Bank to serve as its bailee and agent with respect to the aforementioned book-entry Treasury bills and other book-entry securities and to take such action and so execute and deliver such documents on behalf of the undersigned as the Bank deems necessary or desirable in order to perfect the Bank's security interest therein. The undersigned hereby gives notice to the Bank, in the Bank's capacity as bailee and agent, of the Bank's security interest in the aforementioned book-entry Treasury bills and other book-entry securities.

      30. This agreement shall be interpreted, and all the rights and obligations arising hereunder or from any document relating hereto shall be determined, in accordance with the laws of the State of New York.

      31. The undersigned represents and warrants that it is the sole beneficial owner of the Security in which it purports to grant a security interest.

      32. The undersigned represents and warrants that the pledged stock evidenced by Certificate No. 1 in the name of the undersigned for 6,000 shares ("Certificate) is duly authorized, validly existing, fully paid and non-assessable and none of such pledged stock is or will be subject to any contractual restriction, or any restriction under the charter or by-laws of the issuer of such pledged stock, upon the transfer of such pledged stock.

      33. The undersigned represents and warrants that the pledged stock evidenced by the Certificate constitutes all of the issued and outstanding shares of capital stock of any class of the issuers thereof beneficially owned by the undersigned on the date hereof (whether or not registered in the name of the undersigned).

      34. The undersigned agrees to deliver to the Bank all shares of stock of Clearon, Inc. of whatever class, now or hereafter owned by the undersigned, together with stock powers, executed in blank for each such certificate.

                                    Data Systems & Software Inc.
                                    (formerly Defense Software & Systems, Inc.)
                                    [Name of borrower]


                                    By: /s/ George Morgenstern
                                       ----------------------------------------
                                        Its: President and Chief Executive
                                             Officer


                                   SCHEDULE A

      The term "Security" shall include:

      (1) All Possessory Security identified in paragraph (a) below,

      (2) Unless box (v) below is checked and initialed by the Bank and the undersigned, all Non-Possessory Security identified in paragraph (b) below wherever located and whether now owned or hereafter acquired, and

      (3) All substitutions for, all additions to (including without limitation all dividends and other distributions on and all rights, privileges and options relating to or declared or granted in connection with) and all proceeds and products of all the foregoing in any form whatsoever (including without limitation all proceeds of insurance thereon).

      (a) Possessory Security shall mean the balance of every deposit account of the undersigned with the Bank or any of the Bank's nominees or agents and all other obligations of the Bank or any of its nominees or agents to the undersigned, whether now existing or hereafter arising, and all other personal property of the undersigned (including without limitation all money, accounts, general intangibles, goods, instruments, documents and chattel paper) which, or any evidence of which, are now or as any time in the future shall come into the possession or under the control of or be in transit to the Bank or any of its nominees or agents for any purpose, whether or not accepted for the purposes for which it was delivered.

      (b) Non-Possessory Security. Unless one or more boxes below are checked and initialled by the Bank and the undersigned, Non-Possessory Security shall mean all personal property of the undersigned, including without limitation all accounts, general intangibles, goods, instruments, documents and chattel paper, ONLY IF THE NON-POSSESSORY SECURITY IS TO BE LIMITED, SHOULD ANY OF THE BOXES BELOW BE CHECKED AND INITIALLED. If any of boxes (i) through (iv) below are checked and initialled by the Bank and the undersigned, the Non-Possessory Security shall be limited to whatever is checked.

           BANK                  UNDERSIGNED                DESCRIPTION

___________________________________________________ [ ] (i) All Inventory and
                                                        Documents

___________________________________________________ [ ] (ii) All Accounts,
                                                        Chattel Paper and
                                                        Instruments and all
                                                        Goods returned to or
                                                        repossessed or otherwise
                                                        reacquired by the
                                                        undersigned which relate
                                                        to the foregoing

___________________________________________________ [ ] (iii) All Equipment and
                                                        Fixtures, including
                                                        without limitation the
                                                        equipment shown on the
                                                        attached schedule (if
                                                        any)

___________________________________________________ [X] (iv) All Property shown on any attached schedule

___________________________________________________ [ ] (v) POSSESSORY SECURITY
                                                        ONLY

      The undersigned represents and warrants to the Bank that (a) the location of the undersigned's chief executive office is as set forth below, (b) except as set forth below, all of the Non-Possessory Security is located as the undersigned's chief executive office, and (c) each premises where any of the Non-Possessory Security us located is owned or leased by the undersigned.

Chief Executive Office--(street address: county; state; zip code):
        200 Route 17
        Mahwah, NJ 07430

Other premises where Security is located --(street address: county; state; zip code):

_________________________________________

_________________________________________

_________________________________________

_________________________________________

_________________________________________

_________________________________________

New York, New York

______________________________, 19 ______

       (Individuals sign below)

-----------------------------------------

-----------------------------------------

-----------------------------------------

-----------------------------------------

-----------------------------------------

-----------------------------------------

(Corporations or Partnerships sign below)

        Data Systems & Software Inc.
-----------------------------------------
   (Name of Corporation or Partnership)


                             Chairman,
By: /s/ George Morgenstern   President & CEO
--------------------------------------------
                               (Title)


By: /s/ Sheldon Krause        Secretary
--------------------------------------------
                               (Title)


By:
--------------------------------------------
                               (Title)

                         SCHEDULE TO SECURITY AGREEMENT

      Certificate Nos. 1 representing 6,000 shares of common stock of Tower Semiconductor Holdings 1993 Ltd. issued to Data Systems & Software Inc. together with all distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such shares.